Exhibit 99.1

Pure Storage Announces Fourth Quarter and Full Year Fiscal 2022 Financial Results
Q4 revenue grew 41% year-over-year
Subscription Services ARR $849 million, up 31% year-over-year
Doubled growth of annual operating cash flow, exceeding $400 million

MOUNTAIN VIEW, Calif. - March 2, 2022 -- Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the most advanced data storage technology and services, announced financial results for its fiscal fourth quarter and full year ended February 6, 2022.

"By every measure, Pure had an outstanding quarter and fiscal year," said Charles Giancarlo, Chairman and CEO, Pure Storage. "As evidenced by the 41% growth in Q4, our strategy to deliver an innovative portfolio of data storage and services, with industry-leading customer experiences and flexible, efficient operations continues to position Pure as the trusted provider for all organizations."

Fourth Quarter and Full Year Financial Highlights

•Q4 revenue $708.6 million, up 41% year-over-year
•Full-year revenue $2.18 billion, up 29% year-over-year

•Q4 subscription services revenue $216.0 million, up 42% year-over-year
•Full-year subscription services revenue $738.5 million, up 37% year-over-year
•Q4 subscription annual recurring revenue (ARR) $848.8 million, up 31% year-over-year
•Remaining performance obligations (RPO) $1.4 billion, up 29% year-over-year

•Q4 GAAP gross margin 67.2%; non-GAAP gross margin 68.8%
•Full-year GAAP gross margin 67.5%; non-GAAP gross margin 69.4%

•Q4 GAAP operating income $29.8 million; non-GAAP operating income $118.7 million
•Q4 GAAP operating margin 4.2%; non-GAAP operating margin 16.8%
•Full-year GAAP operating loss $(98.4) million; non-GAAP operating income $235.0 million
•Full-year GAAP operating margin (4.5)%; non-GAAP operating margin 10.8%

•Q4 operating cash flow $138.2 million; free cash flow $117.2 million
•Full-year operating cash flow $410.1 million; free cash flow $307.8 million

•Total cash, cash equivalents, and investments of $1.41 billion

•Returned approximately $69 million and $200 million in Q4 and FY22, respectively, to stockholders through share repurchases and completed our Board authorized amount of $200 million

“We are thrilled to be capping off the year in a position of leadership and strength,” said Kevan Krysler, CFO, Pure Storage. "The momentum we are experiencing is the year's culmination of relentless focus on innovating for our customers."

Fourth Quarter and Full Year Company Highlights

•Surpassed the 10,000 Customer Mark: Pure's customer base further expanded across a wide and balanced range of use cases, industries, and geographies. In Q4, Meta announced Pure as the storage partner to deliver robust and scalable storage capabilities to power its AI Research SuperCluster (RSC).

•Strong Subscription Services Momentum: Pure's subscription services revenue grew 37% YoY in FY22 and Pure unveiled two new service offerings to be generally available in Q1 FY23, Pure Fusion and Portworx Data Services.
•Market-Leading Portfolio Innovation: Pure introduced the new FlashArray//XL to provide unmatched performance and scale to platinum tier applications and expanded features and functionality across the FlashArray and FlashBlade platforms with new Purity software, all available through Pure as-a-Service. Pure also delivered new releases of Portworx Enterprise and PX-Backup.
•Industry and Customer Recognition: Pure set a high-bar with an 85.2 third-party certified Net Promoter Score (NPS). Pure was named a leader in the Gartner Magic Quadrants for both Primary Storage and Distributed File Systems & Object Storage, marking its 8th consecutive year as a leader.
•Expansion of Research & Development Centers: Pure opened a new R&D site in Bangalore, India, joining global R&D centers in Mountain View, CA, Bellevue, WA, and Vancouver, Canada in North America; and Prague, Czech Republic in EMEA.

First Quarter and FY23 Guidance

	Q1 FY23	FY23
Revenue	Approx. $520 Million	Approx. $2.6 Billion Est. 19%-20% Y/Y Growth
Non-GAAP Operating Income	$16 Million	$300 Million
Non-GAAP Operating Margin	Approx. 3%	Approx. 11.5%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation of these non-GAAP financial measures guidance to the corresponding GAAP measures is not available without unreasonable effort.

Share Repurchase Authorization

Pure's board of directors has authorized incremental share repurchases of up to an additional $250 million under its stock repurchase program. The authorization allows Pure to repurchase shares of its Class A common stock opportunistically and will be funded from available working capital. Repurchases may be made at management's discretion from time to time on the open market through privately negotiated transactions, transactions structured through investment banking institutions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The repurchase program does not have an expiration date, does not obligate Pure to acquire any of its common stock, and may be suspended or discontinued by the company at any time without prior notice.
Conference Call Information

Pure will host a teleconference to discuss the fourth quarter and full year fiscal 2022 results at 2:30 pm PT today, March 2, 2022. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website, investor.purestorage.com. Pure will also post its earnings presentation to this website in advance of the call and post its prepared remarks to this website within 24 hours of completion of the call. A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 800-585-8367 (or 416-621-4642 for international callers) with passcode 8379776.

Upcoming Events

Pure is scheduled to participate at the following investor conferences:

Susquehanna Eleventh Annual Technology Conference
Date: Friday, March 4, 2022
Pure Participants: Kevan Krysler, CFO, Rob Lee, CTO, and Sanjot Khurana, VP, Investor Relations and Treasurer

Morgan Stanley Technology, Media & Telecom Conference
Date: Monday, March 7, 2022
Time: 11:30 am PST
Pure Presenters: Charles Giancarlo, Chairman and CEO, and Kevan Krysler, CFO
Pure Participants: Rob Lee, CTO, and Sanjot Khurana, VP, Investor Relations and Treasurer

KeyBanc Emerging Technology Summit (ETS)
Date: Tuesday, March 8, 2022
Pure Participants: Kevan Krysler, CFO, and Rob Lee, CTO

Raymond James 43rd Annual Institutional Investors Conference
Date: Wednesday, March 9, 2022
Pure Participants: Ajay Singh, CPO, and Sanjot Khurana, VP, Investor Relations and Treasurer

The presentation will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition

Leader in the 2021 Gartner Magic Quadrant for Primary Storage Arrays
Leader in the 2021 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, our sustainable growth strategy, our continued momentum and growth potential, particularly within our enterprise customer segment, the potential for supply chain disruptions, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, financial results and the economy, demand for our products and subscription services, including Pure as-a-Service, our expectations regarding our product and technology differentiation, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov, including as set forth in our Annual Report on Form 10-K for the year ended January 31, 2021, quarterly reports on Form 10-Q, and current reports on Form 8-K. All information provided in this release and in the attachments is as of March 2, 2022, and Pure undertakes no duty to update this information unless required by law.

Key Business Metric

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements, including Evergreen, on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs related to long-term debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Sanjot Khurana - Investor Relations, Pure Storage
ir@purestorage.com
Rena Fallstrom - Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of Fiscal
	2022	2021

Assets
Current assets:
Cash and cash equivalents	$466,199	$337,147
Marketable securities	947,073	916,388
Accounts receivable, net of allowance of $945 and $1,033	542,144	460,879
Inventory	38,942	46,733
Deferred commissions, current	81,589	57,183
Prepaid expenses and other current assets	116,232	89,836
Total current assets	2,192,179	1,908,166
Property and equipment, net	195,282	163,041
Operating lease right-of-use assets	111,763	134,668
Deferred commissions, non-current	164,718	130,741
Intangible assets, net	62,646	76,648
Goodwill	358,736	358,736
Restricted cash	10,544	10,544
Other assets, non-current	39,447	36,896
Total assets	$3,135,315	$2,819,440

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$70,704	$67,530
Accrued compensation and benefits	205,431	160,817
Accrued expenses and other liabilities	78,511	61,754
Operating lease liabilities, current	35,098	32,231
Deferred revenue, current	562,576	438,321
Total current liabilities	952,320	760,653
Long-term debt	786,779	755,814
Operating lease liabilities, non-current	93,479	120,361
Deferred revenue, non-current	517,296	405,376
Other liabilities, non-current	31,105	27,230
Total liabilities	2,380,979	2,069,434
Stockholders’ equity:
Common stock and additional paid-in capital	2,470,972	2,307,608
Accumulated other comprehensive income (loss)	(8,365)	7,410
Accumulated deficit	(1,708,271)	(1,565,012)
Total stockholders' equity	754,336	750,006
Total liabilities and stockholders' equity	$3,135,315	$2,819,440

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2022	2021	2022	2021

Revenue:
Product	$492,602	$350,380	$1,442,338	$1,144,098
Subscription services	215,968	152,338	738,510	540,081
Total revenue	708,570	502,718	2,180,848	1,684,179
Cost of revenue:
Product (1)	167,964	112,310	477,899	352,987
Subscription services (1)	64,772	49,551	230,430	182,268
Total cost of revenue	232,736	161,861	708,329	535,255
Gross profit	475,834	340,857	1,472,519	1,148,924
Operating expenses:
Research and development (1)	162,639	130,388	581,935	480,467
Sales and marketing (1)	231,947	198,865	799,001	716,014
General and administrative (1)	51,481	50,414	189,981	182,477
Restructuring and other (2)	—	8,009	—	30,999
Total operating expenses	446,067	387,676	1,570,917	1,409,957
Income (loss) from operations	29,767	(46,819)	(98,398)	(261,033)
Other income (expense), net	(10,008)	(2,427)	(30,098)	(9,127)
Income (loss) before provision for income taxes	19,759	(49,246)	(128,496)	(270,160)
Income tax provision	4,816	3,047	14,763	11,916
Net income (loss)	$14,943	$(52,293)	$(143,259)	$(282,076)

Net income (loss) per share attributable to common stockholders, basic and diluted	$0.05	$(0.19)	$(0.50)	$(1.05)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	291,351	274,421	285,882	267,824
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	317,268	274,421	285,882	267,824

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$1,787	$988	$6,334	$4,001
Cost of revenue -- subscription services	6,142	4,018	21,240	14,979
Research and development	39,921	29,450	142,264	117,220
Sales and marketing	17,122	17,230	71,439	65,248
General and administrative	14,228	10,903	45,686	40,896
Total stock-based compensation expense	$79,200	$62,589	$286,963	$242,344

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2022	2021	2022	2021

Cash flows from operating activities
Net income (loss)	$14,943	$(52,293)	$(143,259)	$(282,076)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	23,546	20,231	83,151	70,042
Amortization of debt discount and debt issuance costs	8,566	7,545	31,577	29,070
Stock-based compensation expense	79,200	62,589	286,963	242,344
Impairment of long-lived assets	—	—	471	7,505
Other	4,499	3,229	13,075	7,340
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(188,035)	(82,810)	(81,247)	410
Inventory	4,080	(3,966)	4,118	(8,690)
Deferred commissions	(37,988)	(35,836)	(58,383)	(48,721)
Prepaid expenses and other assets	(13,505)	3,624	(25,788)	(33,982)
Operating lease right-of-use assets	7,891	7,370	29,952	28,804
Accounts payable	20,967	(22,930)	6,711	(14,364)
Accrued compensation and other liabilities	94,212	86,709	58,961	76,972
Operating lease liabilities	(10,257)	(6,874)	(32,351)	(27,318)
Deferred revenue	130,122	82,445	236,176	140,305
Net cash provided by operating activities	138,241	69,033	410,127	187,641
Cash flows from investing activities
Purchases of property and equipment(1)	(21,070)	(21,332)	(102,287)	(94,975)
Acquisition, net of cash acquired	—	165	—	(339,641)
Purchases of marketable securities	(114,605)	(119,568)	(617,043)	(573,959)
Sales of marketable securities	53,548	39,323	200,482	171,530
Maturities of marketable securities	63,007	99,156	366,165	423,936
Other	—	—	(600)	(5,000)
Net cash used in investing activities	(19,120)	(2,256)	(153,283)	(418,109)
Cash flows from financing activities
Net proceeds from exercise of stock options	14,966	33,695	48,709	59,372
Proceeds from issuance of common stock under employee stock purchase plan	—	—	36,641	32,439
Proceeds from borrowings, net of issuance costs	—	—	—	251,892
Repayments of borrowing	(267)	(33)	(1,137)	(33)
Principal payments on finance lease obligations	(586)	—	(1,000)	—
Tax withholding on vesting of equity awards	(2,165)	(4,178)	(10,835)	(8,258)
Repurchases of common stock	(69,562)	(23,621)	(200,170)	(135,175)
Net cash (used in) provided by financing activities	(57,614)	5,863	(127,792)	200,237
Net increase (decrease) in cash and cash equivalents and restricted cash	61,507	72,640	129,052	(30,231)
Cash, cash equivalents and restricted cash, beginning of period	415,236	275,051	347,691	377,922
Cash, cash equivalents and restricted cash, end of period	$476,743	$347,691	$476,743	$347,691

(1) Includes capitalized internal-use software costs of $2.5 million and $2.0 million for the fourth quarter of fiscal 2022 and 2021 and $8.8 million and $2.3 million for fiscal 2022 and 2021.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2022						2021
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$1,787	(c)					$988	(c)
			42	(d)					18	(d)
			3,462	(e)					3,062	(e)
Gross profit -- product	$324,638	65.9%	$5,291		$329,929	67.0%	$238,070	67.9%	$4,068		$242,138	69.1%

			$6,142	(c)					$4,018	(c)
			253	(d)					64	(d)
			24	(f)					25	(f)
Gross profit -- subscription services	$151,196	70.0%	$6,419		$157,615	73.0%	$102,787	67.5%	$4,107		$106,894	70.2%

			$7,929	(c)					$5,006	(c)
			295	(d)					82	(d)
			3,462	(e)					3,062	(e)
			24	(f)					25	(f)
Total gross profit	$475,834	67.2%	$11,710		$487,544	68.8%	$340,857	67.8%	$8,175		$349,032	69.4%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate payments to former shareholders of acquired company.

The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

Fiscal Year Ended
2022
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$6,334	(c)
			225	(d)
			12,803	(e)
Gross profit -- product	$964,439	66.9%	$19,362		$983,801	68.2%

			$21,240	(c)
			971	(d)
			96	(f)
Gross profit -- subscription services	$508,080	68.8%	$22,307		$530,387	71.8%

			$27,574	(c)
			1,196	(d)
			12,803	(e)
			96	(f)
Total gross profit	$1,472,519	67.5%	$41,669		$1,514,188	69.4%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Fourth Quarter of Fiscal						Fourth Quarter of Fiscal
	2022						2021
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$79,200	(c)					$62,589	(c)
			3,390	(d)					6,435	(d)
			2,302	(e)					2,024	(e)
			—						7,977	(f)
			4,034	(g)					3,594	(g)
			—						921	(h)
Operating income (loss)	$29,767	4.2%	$88,926		$118,693	16.8%	$(46,819)	-9.3%	$83,540		$36,721	7.3%

			$79,200	(c)					$62,589	(c)
			3,390	(d)					6,435	(d)
			2,302	(e)					2,024	(e)
			—						7,977	(f)
			4,034	(g)					3,594	(g)
			—						921	(h)
			8,566	(i)					7,545	(i)
Net income (loss)	$14,943		$97,492		$112,435		$(52,293)		$91,085		$38,792
Net income (loss) per share -- diluted	$0.05				$0.36		$(0.19)				$0.13
Weighted-average shares used in per share calculation -- diluted	317,268		(2,357)	(j)	314,911		274,421		22,786	(k)	297,207

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate restructuring expenses related to (1) workforce reductions and (2) the cease-use of certain facilities.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate acquisition-related transaction and integration expenses.
(i) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(j) To exclude the dilutive effect from convertible note under treasury stock method.
(k) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employees stock purchase plan).

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

Fiscal Year Ended
2022
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$286,963	(c)
			17,524	(d)
			10,805	(e)
			551	(f)
			14,973	(g)
			2,596	(h)
Operating income (loss)	$(98,398)	-4.5%	$333,412		$235,014	10.8%

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate impairment of right-of-use assets associated with cease-use of a certain facility.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate acquisition-related transaction and integration expenses.

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Fourth Quarter of Fiscal		Fiscal Year Ended
	2022	2021	2022	2021
Net cash provided by operating activities	$138,241	$69,033	$410,127	$187,641
Less: purchases of property and equipment(1)	(21,070)	(21,332)	(102,287)	(94,975)
Free cash flow (non-GAAP)	$117,171	$47,701	$307,840	$92,666

(1) Includes capitalized internal-use software costs of $2.5 million and $2.0 million for the fourth quarter of fiscal 2022 and 2021 and $8.8 million and $2.3 million for fiscal 2022 and 2021.